MASTER LEASE AGREEMENT


DCC
Diebold Credit Corporation

Lessee Information

LESSEE (Complete Legal Name):  UNIVERSAL MONEY CENTERS, INC.
BUSINESS PHONE:                913-831-2055
BILLING ADDRESS:               6800 SQUIBB RD
CITY:                          OVERLAND PARK
COUNTY:                        JOHNSON
STATE:                         KS
ZIP:                           66202
EQUIPMENT ADDRESS
  (if other than Billing Address):  6800 SQUIBB RD
CITY:                               OVERLAND PARK
COUNTY:                             JOHNSON
STATE:                              KANSAS
ZIP:                                66202

Lease Acceptance

(Sign and initial here for both the Master Lease as well as for the first
 Equipment Schedule, below)

AGREEMENT TO ALL TERMS OF THIS LEASE (both front and back sides). Use of the equipment in production by Lessee may be treated by Lessor, in its discretion, as conclusive evidence of acceptance of the Equipment. Regardless of the status of the installation, the Equipment shall be deemed in all cases to be accepted, and the Acceptance Date established, no later than 60 days after shipment of the equipment.

THIS LEASE IS NON-CANCELABLE and consists of all terms on front and reverse hereof. This lease is the full and final agreement and cannot be modified or terminated except by written agreement signed both by Lessee and by a corporate officer of Lessor.

/s/ Dave Windhorst
x_____________________________________
Signature(s) above and initial to right   Acknowledged and Accepted:
                                                                 x/s/ DW
Print Name  Dave Windhorst                Title  President       Print Initial

Guarantee for all Equipment Schedules under this Master Lease

In order to induce Lessor to enter into leases, conditional sales contracts, and other agreements and to make advances, loans, extensions of credit or other financial accommodation to Lessee and for other good and valuable consideration, the undersigned personally and unconditionally guarantees payment and performance of, and agrees to be subject to, all the terms and conditions of this Master Lease, together with Equipment Schedules, until all obligations are fulfilled, including payment of collection costs and attorney's fees. LESSOR MAY PROCEED AGAINST THE UNDERSIGNED IN THE FIRST INSTANCE WITHOUT RESORTING TO OTHER CLAIMS OR COLLATERAL, AND THE UNDERSIGNED WAIVES ANY STATUTORY OR OTHER RIGHT TO REQUIRE OTHERWISE. Each undersigned hereby pledges the full sole and separate estate of each and waives notice of any settlement, impairment, substitution, dishonor, modification, amendment or extension under the Master Lease or any Equipment Schedule, and waives demand, protest, presentment, and all related notices. This Guarantee shall be valid and enforceable in connection with all Equipment Schedules entered into under this Master Lease. THIS GUARANTEE IS NON-CANCELABLE.

Key Guarantor must sign here.

x______________________________________________________________________________
SIGNATURE: An individual (No Title)     Print Name       Social Security Number
Full Joint and Several Liability

x______________________________________________________________________________
SIGNATURE: An individual (No Title)     Print Name       Social Security Number
Full Joint and Several Liability

Equipment Schedule No. One
(If additional room is required, complete Schedule A and attach signed Schedule A to this agreement.) This Equipment Schedule, as with all subsequent Equipment Schedules between Lessor and Lessee, shall be deemed a part of this Master Lease and shall be subject to all items and conditions set forth herein on both the front and back hereof.

INITIAL TERM                        60 Months
MONTHLY LEASE PAYMENT (In Advance)  $1,038.77
ADVANCE PAYMENT                     $1,038.77
(How Applied) Lease Payment:         1,038.77
Months                              60
EXCLUSIVE of Applicable Tax         $1,038.77
DOCUMENTATION FEE                   $49.00
__ Security Deposit
__ Commitment Deposit
__ Advance Payment

----------------------------------------------------------------------
                                   DESCRIPTION OF
                                     EQUIPMENT
SALES ORDER NUMBER   QUANTITY       TO BE LEASED         SERIAL NUMBER
----------------------------------------------------------------------

                        1         10641 FRONT LOAD ATM    TO FOLLOW
----------------------------------------------------------------------
                        1         10641 FRONT LOAD ATM    047834128954
----------------------------------------------------------------------
                        1         10641 FRONT LOAD ATM    047834128955
----------------------------------------------------------------------
                        1         10641 FRONT LOAD ATM    047894128956
----------------------------------------------------------------------

Equipment Acceptance and Purchase Authorization
AGENCY DISCLAIMER. Neither Supplier nor any Salesperson is an agent of Lessor nor are they authorized to waive or alter in any way the terms of this Lease. Their representations shall in no way affect or change rights and obligations as set forth in this lease.

On behalf of Lessee, I hereby certify that all of the Equipment referred to in the above Lease has been delivered to and has been received by the Lessee, that all installation or other work necessary prior to the use thereof has been completed, that the Equipment is accepted by the Lessee for all purposes under the Lease. The Lease payment shall be due on the same date each month, which date is set by lessor upon receipt and confirmation of this Authorization. LESSEE ACKNOWLEDGES THAT THIS IS A "FINANCE LEASE" (defined in the Uniform Personal Property Leasing Act) AND WARRANTS TO LESSOR THAT LESSEE HAS RECEIVED OR REVIEWED SUPPLIER'S WRITTEN CONTRACT COVERING THE EQUIPMENT'S TERMS OF SALE AND WARRANTIES, ACCORDINGLY, I AUTHORIZE LESSOR TO PURCHASE THE EQUIPMENT.


/s/ Dave Windhorst                  Dave Windhorst, President     2-28-98
_______________________________________________________________________________
Authorizing Signature of Lessee     Print Name and Title          Date

FOR LESSORS USE ONLY (Verification of Acceptance and Authorization to Purchase)

_______________________________________________________________________________
Given by                       To                        Date

For Diebold Credit Corp. Use Only

ACCEPTED BY DIEBOLD CREDIT CORPORATION, Lessor

NAME                      ROBERT J. WARREN
TITLE                     V.P. & TREASURER
DATE                      2/11/98
MASTER LEASE NUMBER       10319

Terms and Conditions

1. General. This Agreement between Diebold Credit Corp. (Lessor) and Lessee shall consist of the Master Lease Agreement together with any and all Schedules and Riders made a part hereof and shall be binding upon the parties once properly executed. The terms and conditions of the Master Lease Agreement, related Schedules, and Riders shall constitute the entire contract for products or services and shall supersede all prior negotiations, agreements, and understandings, whether oral or written, unless specifically incorporated by reference.

           Lessee agrees to update, upon written request, information provided to Lessor and consents to credit investigations. Lessee authorizes Lessor to insert in any Schedule and related documents the serial numbers or other identification data when determined by Lessor and further authorizes Lessor to add to any Schedule the tax due and owing, to correct clerical errors, and to make any modifications to amounts scheduled which do not materially alter Lessee's financial obligation.

           If any provision of this Agreement is illegal, invalid, or void under any applicable law, it shall be considered separable, with the remaining provisions not being impaired. This Agreement may not be altered or any obligation waived except in a writing signed by authorized agents of the parties hereto. This Agreement and all Schedules and Riders shall be applied and interpreted pursuant to the laws of the State of Ohio.

2. Remedies of Lessee. Lessee acknowledges and consents to Lessor's right to assign all of Lessor's interests under this Agreement. Lessee agrees not to assert against Lessor or assignee any defense, claim, or right of set-off which Lessee may have against the vendor of the equipment set forth for any schedule hereunder. Lessee further agrees to assert directly against Vendor any claims it may have arising out of the equipment or its use and agrees to continue payments to Lessor or its assignee under this Agreement even if such claims are pending. Nothing shall relieve Lessee of the obligation to make payments to or any other obligation to Lessor or assignee under this agreement. Lessee agrees to accept the full responsibility for the selection of equipment, its use, and the results obtained. Lessee shall make any claims or account thereof solely against the vendor. The Lessor or assignee makes no warranty, express or implied, as to any aspect of the equipment whatsoever, and shall have no obligation to install, test, operate, or service any equipment or software. No salesperson is authorized to waive or alter any term or condition of this paragraph. No representation as to the equipment or any other matter by vendor or salesperson shall in any way affect Lessee's obligations toward Lessor as assignee as set forth in this Agreement.

3. Payments. Prior to the commencement of periodic payments, Lessee shall signify acceptance of equipment and software by execution of the Equipment Acceptance on the face of this Agreement. Lessor shall not be bound to provide a financing program if this Agreement has not been signed and delivered to Lessor within thirty (30) days of equipment installation. Payments begin on the first day of the month following equipment acceptance (Rent Commencement Date) and continue subsequently thereafter.

      Lessee will be charged Interim Rent equal to 1/30th of the Monthly Lease Payment multiplied by the number of days from and including the Acceptance Date to the Rent Commencement Date. Payment obligations are not contingent upon the Lessee's receipt of an invoice or other notice.

4. Late Charges. Lessee acknowledges that late payment to Lessor will give rise to costs not contemplated by this Agreement. Accordingly, if any payment or other sum due from Lessee is not received by Lessor within (10) days after such amount shall be due, then without any requirement of notice to Lessee, Lessee shall be liable to Lessor for a late charge equal to (i) a one time late charge equal to five percent (5%) of such overdue amount and (ii) a finance charge during every month after the first month in which the sum is late computed daily on the amounts then due and unpaid at a rate of 1-1/2% per month, or, if less, the highest applicable rate permitted by law. The parties hereby agree that such late charge represents a fair and reasonable computation of the costs incurred by reason of late payment. Acceptance of such late charge shall in no event constitute a waiver of Lessee's default or prevent Lessor from exercising any other rights and remedies available to Lessor.

5. Ownership of the Equipment. Lessee shall not do anything prejudicing, or fail to do anything reasonably necessary to protect Lessor's ownership of the equipment. Lessee agrees to execute any document necessary to protect Lessor's interest and ownership in equipment. Neither this Agreement nor any equipment may be transferred, assigned or sublet by Lessee without Lessor's prior written consent. As a precautionary measure, Lessor reserves, and the Lessee hereby grants a security interest in each item of the equipment in the amount of its purchase price. Lessor may file a financing statement with appropriate state and/or local authorities in order to perfect and protect Lessor's security interest. Lessee authorizes Lessor to file a financing statement with respect to the Equipment and grant Lessor the right to sign such financing statement on Lessee's behalf.

6. Location and Use. The equipment shall be delivered to and shall not be removed, without Lessor's prior written consent, from the location designated on the pertinent Schedules. Lessor shall have the right to inspect equipment at reasonable times. Lessor shall utilize the equipment in a careful and proper manner and shall provide for maintenance as necessary to keep it in good order and repair. Lessee shall not make any unauthorized alterations to the equipment.

7. Loss or Damage. Lessee shall bear the entire risk of loss or damage to equipment, and no loss or damage shall relieve Lessee of the obligation to make the payments required by this Agreement. In the event of loss or damage and at the option of Lessor, Lessee shall place the equipment in good condition and repair, replace the same with like equipment in good condition and repair, or pay to Lessor the balance due on the contract. In this case, the Lessor will choose the least costly of the options. The balance due shall be the sum of the remaining payments plus the residual value of the equipment. Residual value means the estimated fair market value of the equipment at the end of the lease term.

8. Insurance. Lessee shall, for the full replacement value of the equipment, keep in force insurance against loss, theft, or damage to the equipment and insurance against public liability, property damage and liability assumed by contract, with loss payable to Lessor. User shall provide to Lessor certified copies or certificates of the policies of such insurance upon request, and all insurance shall name both Lessee and Lessor as parties insured.

9. Lessor's Right to Make Payment. Lessor shall have the right on behalf of the Lessee, but shall not be obligated, to obtain insurance, affect lien discharges, or pay taxes, if any. In such event, Lessee shall repay to Lessor the cost thereof plus a handling charge of 10% of the cost thereof upon receipt of an invoice. For property tax purposes, Lessee agrees to show the equipment as "Leased Equipment" on tax returns and to pay all Personal Property taxes assessed against the equipment.

10. Remedies. If Lessee shall commit any event of default, including but not limited to: a) failing to make any payment when due or to perform any obligation, and such failure shall continue for ten (10) days; b) becoming insolvent or making an assignment for the benefit of creditors; c) making a bulk transfer of its furniture, fixtures, furnishings, or other equipment or inventory; or d) having a petition filed by or against the Lessee under bankruptcy laws; the Lessor shall have the right to exercise any one or more of the remedies hereinafter provided in addition to any other right or remedy available to it.

           If an event of default occurs, Lessor may, at its option, accelerate the entire unpaid amounts or any portion thereof, including license fees, for the balance of the terms of any and all Schedules made a part of this Agreement, whereupon such amounts shall become immediately due and payable. Lessor may enter into the premises where the equipment and software may be found and take possession of and remove the same and all rights of the Lessee in the equipment and software so removed shall terminate absolutely. Lessor may sell at a private or public sale or may lease any such equipment in mitigation of amounts due. Any amounts received by Lessor from any sale or lease shall be applied first to pay for the residual value of the equipment, as defined in Paragraph 7, and then to reduce the other amounts due under this Agreement. Lessee shall also be liable for and shall pay all expenses incurred by Lessor in connection with the enforcement of any remedies, including reasonable attorney's fees.

           All remedies of Lessor are cumulative and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy and shall not preclude the exercise of any other remedy. No delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Agreement.

11. Surrender. Upon the expiration of any lease term upon demand by Lessor made pursuant to paragraph 10 hereof, Lessee shall, at its expense, return the equipment to Lessor in the same condition as when delivered, reasonable wear and tear excepted, by a) delivering it to such location as Lessor may then designate, or b) placing it on board such carrier as Lessor may specify with shipping prepaid and properly packed for shipping.

12. Renewal. Should Lessee fail to surrender the equipment in accordance with paragraph 11 hereof, the term of that Lease shall be extended on a month-to-month basis. Lessee shall continue to make payments in the original payment amount shown on the pertinent Schedule, or as renegotiated by written agreement.

13. Purchase. Provided no event of default exists at the end of the original lease term under the Schedule, Lessee shall have the option to purchase all equipment as described in the above mentioned Schedule, at the expiration of the term or any extension for the then appraised Fair Market Value - Fair Market Value being a price a willing buyer would pay to a willing seller for the equipment.

           Lessor or its assignee will transfer all of its rights, title, and interest in the equipment purchased to the Lessee upon receipt of the purchase price, any unpaid property taxes and late charges assessed for the period of the initial lease term, or the renewal term. Equipment shall be as is, where is, and without representation or warranty of any kind, express or implied. Lessee must give Lessor or its assignee written notice to exercise this purchase option at least 90 days before the expiration date.

14. Early Terminations and Upgrades. If Lessee desires to prepay scheduled payments or to upgrade equipment and/or software, Lessee must give Lessor at least thirty (30) days prior written notice, and Lessor will notify Lessee of the alternative terms and/or payments acceptable to Lessor. Leases are non-cancelable, except as provided herein.

15. Notices. All notices to be given under this Agreement shall be made in writing and mailed postage prepaid via first class U.S. mail to the other party at its address set forth herein or at such address that may be provided in writing. Any such notice shall be deemed to have been received on the fifth business day following the date of mailing.

16. Commercial Use. Lessee represents and warrants that the equipment and software procured by this Agreement will be used for commercial purposes only.

17. Disputes. Any controversy or claim, whether based on contract, tort or other legal theory, which shall include but not be limited to any claim of fraud or misrepresentation, arising out of or related to this Agreement and/or any contract entered into between Lessor and Lessee, or the inducement or breach thereof, or the furnishing of any product or service by Lessor to Lessee, will be resolved by arbitration in accordance with the terms hereof.

           The arbitration shall be pursuant to the then current rules and supervision of the American Arbitration Association. The arbitration will be conducted by a single arbitrator who is knowledgeable in equipment leasing and financing and in business information and electronic data processing systems and the decision and award of the arbitrator will be final and binding and may be entered in any court having jurisdiction thereof. The arbitration will be held in Canton, Ohio.

      The arbitrator will not be authorized to award punitive or exemplary damages to either party. Each party shall bear its own attorney's fee associated with the arbitration and other costs and expenses of the arbitration shall be borne as provided by the rules of the American Arbitration Association.

           If court proceedings to stay litigation or compel arbitration under the Federal Arbitration Act (Title 9, U.S.C.) or similar state legislation are necessary, the party who unsuccessfully opposes such proceedings shall pay all associated costs, expenses and attorney's fees which are reasonably incurred by the other party.

           No claim or action, regardless of form, arising out of or related to this Agreement may be brought by either party more than one year after the cause of action accrues A two year statute of limitations period shall apply, however, when the default is not discoverable by the injured party within a one year period or when the action is brought by Lessor for nonpayment.

P.O. BOX 3077                       BY EXECUTION HEREOF, THE
NORTH CANTON, OH  44720             UNDERSIGNED HEREBY CERTIFIES
                                    THAT HE/SHE HAS READ THIS
                                    AGREEMENT, INCLUDING THE REVERSE
                                    SIDE HEREOF, AND THAT HE/SHE IS
                                    DULY AUTHORIZED TO EXECUTE THIS
                                    AGREEMENT.

Lessor: DIEBOLD CREDIT CORPORATION  Lessee: UNIVERSAL MONEY CENTERS, INC.

__________________________________  _______________________________________


Signature:                          Signature:

/s/ Robert J. Warren                /s/ Dave Windhorst

__________________________________  _______________________________________

Name (Print):                       Name (Print):

      Robert J. Warren                         Dave Windhorst

Title:Vice President & Treasurer    Title: President

Date:                               Date:  2-28-98